Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) dated as of May 27, 2015 by and between FactSet Research Systems Inc. (the “Borrower”) and Bank of America, N.A. (the “Lender”), with respect to a certain Credit Agreement, dated as of February 6, 2015, by and between the Borrower and the Lender (as amended, modified and supplemented from time to time, the “Credit Agreement”).

W I T N E S S E T H:

WHEREAS, the Borrower has requested, and the Lender has agreed, to amend certain provisions of the Credit Agreement as further described herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

§1.          Definitions. Capitalized terms used herein without definition that are defined in the Credit Agreement shall have the same meanings herein as therein.

§2.          Representations and Warranties. The Borrower hereby represents and warrants to the Lender that all of the representations and warranties made by the Borrower in the Credit Agreement or any other Loan Document are true in all material respects (without duplication of any materiality standard set forth in any such representation or warranty) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (without duplication of any materiality standard set forth in any such representation or warranty) as of such earlier date, and except that the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively, of the Credit Agreement.

§3.          Conditions Precedent. The effectiveness of the amendment set forth in §4 hereof shall be subject to the satisfaction on or before the date hereof of each of the following conditions precedent:

(a)     Representations and Warranties. All of the representations and warranties made by the Borrower herein, whether directly or incorporated by reference, shall be true and correct on the date hereof except as provided in §2 hereof.

(b)     Performance; No Event of Default. The Borrower shall have performed and complied in all respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and there shall exist no Default or Event of Default.

(c)     Corporate Action. All requisite corporate action necessary for the valid execution, delivery and performance by the Borrower of this Agreement shall have been duly and effectively taken.

(d)     Delivery of this Agreement. The Borrower and the Lender shall have executed and delivered this Agreement.

§4.          Amendment to the Credit Agreement. The Credit Agreement is hereby amended by amending and restating clause (b) of the definition of “Change of Control” contained therein as follows:

“(b)     during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or”

§5.          Miscellaneous Provisions.

(a)     Except as otherwise expressly provided by this Agreement, all of the respective terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain the same. The Credit Agreement, as amended hereby, shall continue in full force and effect, and this Agreement and the Credit Agreement shall be read and construed as one instrument.

(b)     THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(c)     This Agreement may be executed in any number of counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

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IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment to Credit Agreement as of the date first set forth above.

FACTSET RESEARCH SYSTEMS INC.

By:	/s/ Maurizio Nicolelli
Name: Maurizio Nicolelli Title: Senior Vice President, CFO

(Signature Page to FactSet Amendment)

BANK OF AMERICA, N.A.

By:	/s/ Ashish Arora
	Name:	Ashish Arora
	Title:	Senior Vice President

(Signature Page to FactSet Amendment)